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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into GTI Corporation's previously filed Registration Statements Files No. 2-68202, No. 2-86797, No. 33-13711, No. 33-34667, No. 33-78930 and No. 33-48101.



                                      ARTHUR ANDERSEN LLP



San Diego, California
March 28, 1996